Exhibit 10.1

EXECUTION VERSION

LETTER AMENDMENT

Dated as of February 2, 2018

To the banks, financial institutions

        and other institutional lenders

        (collectively, the “Lenders”) party

        to the Term Loan Credit Agreement referred to

        below and to JPMorgan Chase Bank, N.A., as agent

        (the “Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the $10,000,000,000 Term Loan Credit Agreement dated as of November 15, 2016 (the “Credit Agreement”) among AT&T Inc. (the “Borrower”), the Lenders and the Agent. Capitalized terms not otherwise defined in this letter amendment (this “Letter Amendment”) have the same meanings as specified in the Credit Agreement.

You have indicated your willingness, on the terms and conditions stated below, to amend the Credit Agreement as herein set forth. Accordingly, it is hereby agreed by you and us as follows:

1. Amendments.

A. The Credit Agreement is hereby amended by replacing “$10,000,000,000” on the cover page thereto with “$16,175,000,000”.

B. The Credit Agreement is hereby further amended by amending and restating the definition of “Commitment Termination Date” in its entirety as follows:

“Commitment Termination Date” means December 31, 2018.

C. The Credit Agreement is hereby further amended by deleting (i) the last sentence of the definition of “Tranche A Commitment” and (ii) the last sentence of the definition of “Tranche B Commitment”.

D. The Credit Agreement is hereby further amended by amending and restating Schedule I thereto in its entirety as set forth in Exhibit A hereto.

2. Effectiveness. This Letter Amendment shall become effective as of the date first above written (such date, the “Amendment Effective Date”) when, and only when, the Agent shall have received counterparts of this Amendment executed by the undersigned and each Lender. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

3. Representations of the Borrower.    The Borrower represents and warrants that after giving effect to this Letter Amendment, on and as of the date hereof, (i) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement are true and (ii) no Default has occurred and is continuing.

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4. Effect of Letter Amendment; Miscellaneous. The Credit Agreement and the Notes, except to the extent of the amendments specifically provided in Section 1 above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier or electronic communication shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

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Very truly yours,

AT&T INC.

By	/s/ George B. Goeke
	Name:	George B. Goeke
	Title:	Senior Vice President and Treasurer

[Signature Page to Letter Amendment]

Agreed as of the date first above written:

JPMORGAN CHASE BANK, N.A., as Agent and as Lender

By	/s/ Bruce S. Borden
	Name:	Bruce S. Borden
	Title:	Executive Director

[Signature Page to Letter Amendment]

BANK OF AMERICA, N.A., as a Lender

By	/s/ Eric Ridgway
	Name:	Eric Ridgway
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By	/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Director

BARCLAYS BANK PLC, as a Lender

By	/s/ Chris Walton
	Name:	Chris Walton
	Title:	Director

MIZUHO BANK, LTD., as a Lender

By	/s/ Daniel Guevara
	Name:	Daniel Guevara
	Title:	Authorized Signatory

BNP PARIBAS, as a Lender

By	/s/ David L. Berger
	Name:	David L. Berger
	Title:	Director

By	/s/ Sang W. Han
	Name:	Sang W. Han
	Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By	/s/ Scott Johnson
	Name:	Scott Johnson
	Title:	Authorized Signatory

[Signature Page to Letter Amendment]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as a Lender

By	/s/ Mauricio Benitez
	Name:	Mauricio Benitez
	Title:	Executive Director

By	/s/ Veronica Incera
	Name:	Veronica Incera
	Title:	Managing Director

BANCO SANTANDER, S.A., New York Branch, as a Lender

By	/s/ Rita Walz-Cuccioli
	Name:	Rita Walz-Cuccioli
	Title:	Executive Director

By	/s/ Terence Corcoran
	Name:	Terence Corcoran
	Title:	Senior Vice President

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By	/s/ Raymond Qiao
	Name:	Raymond Qiao
	Title:	Executive Vice President

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By	/s/ Paolo de Alessandrini
	Name:	Paolo de Alessandrini
	Title:	Managing Director

By	/s/ Jonas Ryan
	Name:	Jonas Ryan
	Title:	Associate

[Signature Page to Letter Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Director

By	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

GOLDMAN SACHS BANK USA, as a Lender

By	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

SOCIETE GENERALE, as a Lender

By	/s/ Jonathan Logan
	Name:	Jonathan Logan
	Title:	Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By	/s/ Annie Dorval
	Name:	Annie Dorval
	Title:	Authorized Signatory

[Signature Page to Letter Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Lindsey McGraw
	Name:	Lindsey McGraw
	Title:	Director

THE BANK OF NEW YORK MELLON, as a Lender

By	/s/ William M. Feathers
	Name:	William M. Feathers
	Title:	Director

INTESA SANPAOLO S.P.A., as a Lender

By	/s/ Glen Binder
	Name:	Glen Binder
	Title:	Global Relationship Manager

By	/s/ Christophe Hamonet
	Name:	Christophe Hamonet
	Title:	Regional Business Manager

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Eugene Butera
	Name:	Eugene Butera
	Title:	Vice President

[Signature Page to Letter Amendment]

EXHIBIT A TO THE

LETTER AMENDMENT

SCHEDULE I

COMMITMENTS

Name of Initial Lender	Tranche A Commitments	Tranche B Commitments
JPMorgan Chase Bank, N.A.	$582,500,000	$582,500,000
Bank of America, N.A.	$582,500,000	$582,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$532,500,000	$532,500,000
Barclays Bank PLC	$532,500,000	$532,500,000
Mizuho Bank, Ltd.	$532,500,000	$532,500,000
BNP Paribas	$512,500,000	$512,500,000
Royal Bank of Canada	$462,500,000	$462,500,000
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$412,500,000	$412,500,000
Banco Santander, S.A., New York Branch	$412,500,000	$412,500,000
Bank of China, New York Branch	$412,500,000	$412,500,000
Commerzbank AG New York Branch	$412,500,000	$412,500,000
Credit Suisse AG, Cayman Islands Branch	$412,500,000	$412,500,000
Deutsche Bank AG New York Branch	$412,500,000	$412,500,000
Goldman Sachs Bank USA	$412,500,000	$412,500,000
Societe Generale	$412,500,000	$412,500,000
The Toronto-Dominion Bank, New York Branch	$412,500,000	$412,500,000
Wells Fargo Bank, National Association	$412,500,000	$412,500,000
The Bank of New York Mellon	$100,000,000	$100,000,000
Intesa Sanpaolo S.p.A. New York Branch	$62,500,000	$62,500,000
U.S. Bank National Association	$62,500,000	$62,500,000
Total Commitments	$8,087,500,000	$8,087,500,000

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